SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of December 28, 2005 (this “Amendment”), to the Credit Agreement, dated as of May 9, 2005 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among KADANT INC. (the “Borrower”), the Foreign Subsidiary Borrowers from time to time parties thereto, the several lenders from time to time parties thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower; and

WHEREAS the Borrower has requested that the Credit Agreement be amended in the manner provided for in this Amendment, and the Lenders are willing to agree to such amendments as provided for herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein the parties hereto hereby agree as follows:

1.            Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement.

2.            Amendment to Section 1.1 (Defined Terms). (a) Section 1.1 of the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following new defined terms:

“Kadant China”: the proposed acquisition referred to by the Borrower and the Administrative Agent as “Project Kadant China” which shall occur no later than September 30, 2006.

(b) Section 1.1 of the Credit Agreement is hereby further amended by deleting clause (f) in the definition of “Consolidated EBITDA” and substituting in lieu therefor the following clause:

“(f) operating losses, (i) in the aggregate not in excess of $8,065,000, incurred by the Borrower’s discontinued composites building products business through the twelve months ended January 1, 2005 and (ii) in the aggregate not in excess of $3,705,000, incurred by the Borrower’s discontinued composites building products business through the twelve months ended December 31, 2005 , provided that the operating losses referred to in this clause (f) shall be allocated to the relevant fiscal quarter or quarters, as applicable, in which such loss was incurred (it being understood that any such operating losses shall be based on the actual losses incurred during the relevant fiscal quarter in which such losses occurred)”

3.            Amendment to Section 7.1. Section 7.1(a) of the Credit Agreement is hereby amended by adding the following language at the end of the proviso therein:

“(or, in the case of Kadant China, 2.75 to 1.00)”.

4.            Amendment to Section 7.2. Section 7.2(h) of the Credit Agreement is hereby amended by adding the following language at the end of clause (x) in the second proviso therein:

“(or, in the case of Kadant China, 2.75 to 1.00)”.

5.            No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.

6.            Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to the waivers and amendment contained herein:

(a)           each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date;

(b)	no Default or Event of Default has occurred and is continuing; and

(c)           the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable.

7.            Conditions Precedent to Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower and the Required Lenders.

8.            Amendment Fee. The Borrower agrees to pay an amendment fee, for the account of each Lender that delivers an executed signature page to this Amendment by 5:00 p.m., New York City time, on December 21, 2005, in an amount equal to 0.05% of the sum of (a) such Lender’s Revolving Credit Commitment and (b) the aggregate principal amount of such Lender’s outstanding Term Loans, which fee shall be payable promptly upon this Amendment becoming effective.

9.            Expenses. The Borrower agrees to promptly pay and/or reimburse the Administrative Agent for its invoiced out-of-pocket expenses in connection with this Amendment (including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel for the Administrative Agent).

10.          Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b)           This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

KADANT INC.,

By: /s/ Thomas M. O’Brien

Name: Thomas M. O’Brien

Title: Executive Vice President and Chief

Financial Officer

JPMORGAN CHASE BANK, N.A. individually and as Administrative Agent

By: /s/ Peter M. Killea

Name: Peter M. Killea

Title: Vice President

Signature page to the SECOND AMENDMENT TO THE CREDIT AGREEMENT, dated as of December 28, 2005 (this “Amendment”), to the Credit Agreement, dated as of May 9, 2005 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among KADANT INC. (the “Borrower”), the FOREIGN SUBSIDIARY BORROWERS thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

BARCLAYS BANK PLC, as a Lender

By: /s/ Colin Goss

Name: Colin Goss

Title: Director

Signature page to the SECOND AMENDMENT TO THE CREDIT AGREEMENT, dated as of December 28, 2005 (this “Amendment”), to the Credit Agreement, dated as of May 9, 2005 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among KADANT INC. (the “Borrower”), the FOREIGN SUBSIDIARY BORROWERS thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

CITIZENS BANK OF MASSACHUSETTS, as a Lender

By: /s/ William E. Lingard

Name: William E. Lingard

Title: Senior Vice President

Signature page to the SECOND AMENDMENT TO THE CREDIT AGREEMENT, dated as of December 28, 2005 (this “Amendment”), to the Credit Agreement, dated as of May 9, 2005 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among KADANT INC. (the “Borrower”), the FOREIGN SUBSIDIARY BORROWERS thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

LCL LE CREDIT LYONNAIS, as a Lender

By: /s/ Arnaud de Bantel

Name: Arnaud de Bantel

Title: Directeur Régional Entreprises

Signature page to the SECOND AMENDMENT TO THE CREDIT AGREEMENT, dated as of December 28, 2005 (this “Amendment”), to the Credit Agreement, dated as of May 9, 2005 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among KADANT INC. (the “Borrower”), the FOREIGN SUBSIDIARY BORROWERS thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

NATIONAL CITY BANK, as a Lender

By: /s/ Heather M. McIntyre

Name: Heather M. McIntyre

Title: Vice President